Windstream & EarthLink Combination to Create a Stronger, More Competitive Business

Together, Windstream and EarthLink will have an extensive national network and deep fiber footprint spanning approximately 145,000 fiber route miles, enabling expanded products, services and enhanced enterprise solutions for customers.



Windstream
Fiber
Fiber Western Expansion
Fixed Wireless
Fiber Expansion with Fixed Wireless
ILEC Footprint
EarthLink
Fiber

Key Facts

- All-stock merger valued at $1.1 Billion
- EarthLink shareholders to receive 0.818 shares of Windstream stock for each EarthLink share owned
- Windstream shareholders will own ~51%, EarthLink shareholders will own ~49% of the combined company
- Expected to close in first half of 2017
- Combined company headquartered in Little Rock
- 3 existing EarthLink board members to be appointed WIN Board of Directors

Customers will benefit from increased scale and scope and the ability to leverage best practices across our broader platform.

With EarthLink, Windstream will bring high quality, scalable fiber solutions to even more customers across the country.

Unlocking Value for All Stakeholders

Strengthens operating position through complementary networks and increased scale

- Robust nationwide network and deep footprint of 145,000 fiber route miles
- Windstream's assets add significant value to Earthlink's existing business by providing cost savings and increased sales opportunities

Enhances balance sheet and increases free cash flow

- The combined company would have a net leverage ratio of 3.2x*
- Significantly accretive to Windstream's adjusted free cash flow allowing for greater financial flexibility for strategic network investments and debt reduction while increasing dividend coverage

*Including run-rate synergies, on a pro forma basis for the 12 months ended September 30, 2016

Creates net present value of approximately $900 million from synergies, plus tax benefits

- Identified more than $125 million in annual operating and capital expense synergies that are expected to be fully realized within 36 months of closing
- Approximately $50 million of these synergies are expected to be achieved within 12 months of closing and an incremental $50 million are expected to be achieved within 24 months
- In addition, the combined company will benefit from EarthLink's net operating losses, which create tax synergies expected to have an estimated net present value of $95 million at closing

"We are combining two highly complementary organizations with closely aligned operating strategies and business unit structures, as well as a commitment to innovation, to drive value for all of our stakeholders."

– **Tony Thomas**, *Windstream President & CEO*

"We are two companies on parallel paths and now is the right time for us to come together. We look forward to working with the Windstream team to better serve our customers."

– **Joe Eazor**, *EarthLink CEO & President*

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS This document includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results, including results relating to the expected timing and benefits of the proposed transaction, to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct, and the actual results relating to the matters set forth in this document could be materially different from and worse than our expectations. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the requisite Windstream and EarthLink stockholder approvals; the ability to satisfy the conditions to consummation of the transaction, including to obtain governmental and regulatory approvals required for the proposed transaction; the risk that required governmental and regulatory approvals may delay the proposed transaction or result in the imposition of conditions that could cause the parties to abandon the proposed transaction or materially impact the financial benefits of the proposed transaction; timing to consummate the proposed transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on issues related to the proposed transaction; dividend policy changes for the combined company; the future cash requirements of the combined company; general worldwide economic conditions and related uncertainties; and the effect of changes in governmental regulations. These risks and uncertainties, as well as other or new risks and uncertainties that may emerge from time to time impacting the proposed transaction or the combined company, are not intended to represent a complete list of all risks and uncertainties inherent in the proposed transaction or the business of the combined company. There can be no assurance that the proposed transaction will in fact be consummated in the manner described, or at all. You should not place undue reliance on these forward-looking statements, which speak only as of the date or this document. These risks and uncertainties should be read in conjunction with the more detailed cautionary statements and risk factors included in EarthLink’s and Windstream’s most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Unless legally required, EarthLink and Windstream undertake no obligation, and each expressly disclaims any such obligation, to any forward-looking statements, whether as a result of new information, future events or otherwise. NO OFFER OR SOLICITATION The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. ADDITIONAL INFORMATION AND WHERE TO FIND IT EarthLink and Windstream plan to submit the proposed transaction to their respective stockholders for their consideration. In connection with the proposed transaction, Windstream plans to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares to be issued in the proposed transaction and a preliminary and definitive joint proxy statement for the stockholders of EarthLink and Windstream (the “Joint Proxy Statement”) and each of EarthLink and Windstream plan to mail the Joint Proxy Statement to their respective stockholders and file other documents regarding the proposed transaction with the SEC. The definitive Registration Statement and the Joint Proxy Statement will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT CAREFULLY WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Registration Statement, the Joint Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by EarthLink or Windstream with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. PARTICIPANTS IN THE SOLICITATION EarthLink, Windstream, their respective directors and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about EarthLink’s directors and executive officers is set forth in its definitive proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2016, and information about Windstream’s directors and executive officers is set forth in its definitive proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 1, 2016.